UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2017

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Georgia	001-12053	58-1392259
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

201 First Street, S.E.
Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 24, 2017, Southwest Georgia Financial Corporation announced that Chairman Michael J. McLean retired from the Board and that current directors Roy H. Reeves and Cecil H. Barber were elected Chairman and Vice Chairman, respectively. With the retirement, the Board of Directors is now comprised of eight directors, six of whom have been determined to be independent directors.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the shareholders of the Corporation was held on May 23, 2017. Total shares eligible to vote amounted to 2,547,437. A total of 2,197,659 shares (86.27%) were represented by shareholders in attendance or by proxy.

Proposal 1: Election of Directors

The following eight directors were elected to serve on the Board of Directors for one year until the next annual meeting.

Director	Votes For	Votes Withheld	Broker Non-Votes

Cecil H. Barber	1,454,239	2,689	740,731
John J. Cole, Jr.	1,455,448	1,480	740,731
DeWitt Drew	1,455,410	1,518	740,731
Richard L. Moss	1,420,847	36,081	740,731
Roy H. Reeves	1,421,806	35,122	740,731
Johnny R. Slocumb	1,455,448	1,480	740,731
M. Lane Wear	1,454,489	2,439	740,731
Marcus R. Wells	1,414,885	42,043	740,731

Proposal 2: “Say on Pay” Resolution

The advisory “say on pay” resolution supporting the compensation plan for the executive officers was approved.

For	Against	Abstained	Broker Non-Votes
1,325,147	27,141	104,440	740,931

Proposal 3: Appointment of Independent Auditors

TJS Deemer Dana, LLP, was appointed as our independent auditors for the fiscal year 2017.

For	Against	Abstained	Broker Non-Votes
2,192,194	588	4,877	0

ITEM 8.01	OTHER EVENTS

On May 24, 2017, Southwest Georgia Financial Corporation announced that its Board of Directors at its meeting declared a quarterly cash dividend of $0.11 per common share. The dividend is payable June 15, 2017, to shareholders of record on June 5, 2017. Southwest Georgia Financial Corporation or its predecessor, Southwest Georgia Bank, has paid cash dividends for 89 consecutive years.

A copy of that press release is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation’s press release dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

BY:	/s/George R. Kirkland
GEORGE R. KIRKLAND
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
OFFICER, AND TREASURER

Date: May 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 24, 2017